UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2026

Latham Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40358	83-2797583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Watervliet Shaker Road, Latham, NY	12110
(Address of principal executive offices)	(Zip Code)

(800) 833-3800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SWIM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 5, 2026, Latham Group, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended March 28, 2026. A copy of the Company’s press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
The information furnished with this Item 2.02 (including Exhibit 99 referenced under Item 9.01 below) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amendment to Latham Group, Inc. 2021 Omnibus Equity Incentive Plan

On April 30, 2026, at the 2026 annual meeting of stockholders (the “Annual Meeting”) of the Company, the stockholders approved the second amendment (the “Second Amendment”) to the Latham Group, Inc. 2021 Omnibus Equity Incentive Plan, as amended on May 2, 2023 (the “2021 Omnibus Equity Incentive Plan”), which was previously approved by the Board of Directors of the Company. The Second Amendment became effective upon stockholder approval, and provides for an increase of 3,400,000 shares of the share pool, i.e. the maximum number of shares of the Company’s common stock that may be issued pursuant to awards granted under the 2021 Omnibus Equity Incentive Plan.

Except as amended by the Second Amendment, the other terms of the 2021 Omnibus Equity Incentive Plan remain in full force and effect. A description of the terms of the Second Amendment and 2021 Omnibus Equity Incentive Plan is included in “Proposal Three: Amendment to the 2021 Omnibus Equity Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 20, 2026, which description is incorporated herein by reference. Such description is a summary only and is qualified in its entirety by reference to the full text of the Second Amendment and 2021 Omnibus Equity Incentive Plan included in such definitive proxy statement. The Second Amendment is attached hereto as Exhibit 10 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 30, 2026. At the Annual Meeting, the stockholders:

(1) Elected the three Class II director nominees, with each director to hold office until the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service;

(2) Ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

(3) Approved the Second Amendment.

Set forth below are the final voting results for each matter presented to stockholders at the Annual Meeting.

Proposal 1: Election of Class II Directors

Nominee	For	Withheld	Broker Non-Votes
Frank J. Dellaquila	87,109,803	13,372,850	5,444,450
Sean Gadd	94,788,642	5,694,011	5,444,450
William M. Pruellage	82,179,598	18,303,055	5,444,450

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
101,232,411	4,673,417	21,275

Proposal 3: Approval of Amendment to the Latham Group, Inc. 2021 Omnibus Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
95,094,524	5,050,442	337,687	5,444,450
Item 9.01             Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
10*	Second Amendment to the Latham Group, Inc. 2021 Omnibus Equity Incentive Plan

99	Press release of Latham Group, Inc., dated May 5, 2026, reporting financial results for the fiscal first quarter ended March 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Filed herewith. Indicates management contract or compensatory plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2026	LATHAM GROUP, INC.

	By:	/s/ Sean Gadd
	Name:	Sean Gadd
	Title:	Chief Executive Officer and President